Oppenheimer Main Street Income & Growth Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term               Reinvestment
  (Ex)Date                          Income                    Capital Gains                    Price
Class A Shares
  06/24/88                          $0.0400                   $0.0000                            $10.100
  09/23/88                           0.0400                    0.0000                              9.970
  12/23/88                           0.0450                    0.1330                             10.030
  03/23/89                           0.0500                    0.0000                             10.690
  06/23/89                           0.0500                    0.0000                             11.860
  09/22/89                           0.0500                    0.0000                             12.410
  12/22/89                           0.0500                    0.1500                             12.080
  03/23/90                           0.0400                    0.0000                             12.270
  06/22/90                           0.0500                    0.0000                             12.330
  09/21/90                           0.0500                    0.0000                             11.410
  12/21/90                           0.2600                    0.0000                             11.120
  03/22/91                           0.0500                    0.0000                             12.860
  06/21/91                           0.0500                    0.0000                             13.480
  09/20/91                           0.0500                    0.0000                             15.860
  12/20/91                           0.0700                    2.5100                             14.220
  03/27/92                           0.0500                    0.0000                             16.540
  06/26/92                           0.0500                    0.0000                             15.020
  09/25/92                           0.0500                    0.0000                             15.790
  12/29/92                           0.0420                    2.2020                             17.410
  03/26/93                           0.0500                    0.0000                             19.000
  06/25/93                           0.0500                    0.0000                             19.480
  09/24/93                           0.0800                    0.0000                             22.250
  11/29/93                           0.0960                    1.9890                             20.670
  03/25/94                           0.0800                    0.0000                             22.680
  06/24/94                           0.1000                    0.0000                             20.170
  09/23/94                           0.1000                    0.0000                             21.330
  12/20/94                           0.1612                    0.0024                             20.550
  03/24/95                           0.1000                    0.0000                             22.580
  06/27/95                           0.1000                    0.0000                             23.880
  09/26/95                           0.1000                    0.0000                             25.860
  12/22/95                           0.1252                    0.0784                             26.620
  03/25/96                           0.1000                    0.0000                             28.270
  06/14/96                           0.1000                    0.0000                             28.890



Class B Shares
  12/20/94                           0.1442                    0.0024                             20.530
  03/24/95                           0.0740                    0.0000                             22.530
  06/27/95                           0.0640                    0.0000                             23.810
  09/26/95                           0.0590                    0.0000                             25.780
  12/22/95                           0.8234                    0.0784                             26.530
  03/25/96                           0.0540                    0.0000                             28.160
  06/14/96                           0.0550                    0.0000                             28.780


Oppenheimer Main Street Income & Growth Fund
Page 2

  Distribution                     Amount From                Amount From
  Reinvestment                     Investment                 Long or Short-Term                Reinvestment
  (Ex)Date                         Income                     Capital Gains                     Price
Class C Shares
  03/25/94                          $0.0640                   $0.0000                            $22.610
  06/24/94                           0.0720                    0.0000                             20.100
  09/23/94                           0.0670                    0.0000                             21.250
  12/20/94                           0.1212                    0.0024                             20.480
  03/24/95                           0.0660                    0.0000                             22.490
  06/27/95                           0.0570                    0.0000                             23.780
  09/26/95                           0.0540                    0.0000                             25.750
  12/22/95                           0.0798                    0.0784                             26.500
  03/25/96                           0.0510                    0.0000                             28.140
  06/14/96                           0.0530                    0.0000                             28.760


1. Average Annual Total Returns for the Periods Ended 06/30/96:

   The formula for calculating average annual total return is as follows:

             1                          ERV n
   --------------- = n                 (---) - 1 = average annual total return
   number of years                       P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 5.75%:

  One Year                            Five Year

  $1,152.34 1                 $3,241.95 .2
 (---------) - 1 = 15.23%   (---------)   - 1 = 26.52%
   $1,000                      $1,000

  Inception

  $4,920.31 .1189
 (---------) - 1 = 20.86%
   $1,000


Class B Shares

Example assuming a maximum contingent deferred sales charge of 5.00% for the first year and 4.00% for the inception year:

  One Year                            Inception

  $1,163.43 1                $1,332.97 .5723
 (---------) - 1 = 16.34%   (---------)   - 1 = 17.88%
   $1,000                     $1,000

Oppenheimer Main Street Income & Growth Fund
Page 3


1. Average Annual Total Returns for the Periods Ended 06/30/96 (Continued):

Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

  One Year                            Inception

  $1,203.53 1                $1,430.80 .3875
 (---------) - 1 = 20.35%   (---------)   - 1 = 14.89%
   $1,000                    $1,000


Examples at NAV:

Class A Shares

  One Year                            Five Year

  $1,222.60 1                 $3,439.73 .2
 (---------) - 1 = 22.26%    (---------)   - 1 = 28.03%
   $1,000                      $1,000

  Inception

  $5,220.57 .1189
 (---------) - 1 = 21.72%
   $1,000


Class B Shares

  One Year                            Inception

  $1,213.43 1                 $1,372.96 .5723
 (---------) - 1 = 21.34%    (---------)   - 1 = 19.89%
   $1,000                       $1,000


Class C Shares

  One Year                            Inception

  $1,213.54 1                 $1,430.80 .3875
 (---------) - 1 = 21.35%    (---------)   - 1 = 14.89%
   $1,000                      $1,000

Oppenheimer Main Street Income & Growth Fund
Page 4


2.  Cumulative Total Returns for the Periods Ended 06/30/96:

    The formula for calculating cumulative total return is as follows:

          ERV - P
          ------- = Cumulative Total Return
             P

Class A Shares

Examples, assuming a maximum sales charge of 5.75%:

    One Year                                          Five Year

    $1,152.34 - $1,000                             $3,241.95 - $1,000
    ------------------  =  15.23%                 ------------------  = 224.20%
           $1,000                                        $1,000

    Inception

    $4,920.31 - $1,000
    ------------------  = 392.03%
           $1,000




Class B Shares

Example assuming a maximum contingent deferred sales charge of 5.00% for the first year and 4.00% for the inception year:

     One Year                                           Inception Year

    $1,163.43 - $1,000                             $1,332.97 - $1,000
    ------------------  =  16.34%                  ------------------  = 33.30%
             $1,000                                       $1,000



Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

     One Year                                        Inception Year

    $1,203.53 - $1,000                              $1,430.80 - $1,000
    ------------------  = 20.35%                   ------------------  = 43.08%
             $1,000                                         $1,000

Oppenheimer Main Street Income & Growth Fund
Page 5



2.  Cumulative Total Returns for the Periods Ended 06/30/96 (continued):

 Examples at NAV:

Class A Shares

    One Year                                        Five Year

    $1,222.60 - $1,000                             $3,439.73 - $1,000
    ------------------  =  22.26%                ------------------  = 243.97%
             $1,000                                     $1,000

    Inception

    $5,220.57 - $1,000
    ------------------  = 422.06%
             $1,000




Class B Shares

One Year                                             Inception Year

    $1,213.43 - $1,000                              $1,372.96 - $1,000
    ------------------  =  21.34%                 ------------------  =  37.30%
             $1,000                                       $1,000




Class C Shares

    One Year                                        Inception Year

    $1,213.54 - $1,000                             $1,430.80 - $1,000
    ------------------  =  21.35%                  ----------------  =  43.08%
             $1,000                                  $1,000

                  Oppenheimer Main Street Income & Growth Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                     Amount From               Amount From
  Reinvestment                     Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                         Income                    Capital Gains                      Price

Class A Shares
  06/24/88                          $0.0400                   $0.0000                              $10.100
   09/23/88                          0.0400                    0.0000                                9.970
   12/23/88                          0.0450                    0.1330                               10.030
   03/23/89                          0.0500                    0.0000                               10.690
   06/23/89                          0.0500                    0.0000                               11.860
   09/22/89                          0.0500                    0.0000                               12.410
   12/22/89                          0.0500                    0.1500                               12.080
   03/23/90                          0.0400                    0.0000                               12.270
   06/22/90                          0.0500                    0.0000                               12.330
   09/21/90                          0.0500                    0.0000                               11.410
   12/21/90                          0.2600                    0.0000                               11.120
   03/22/91                          0.0500                    0.0000                               12.860
   06/21/91                          0.0500                    0.0000                               13.480
   09/20/91                          0.0500                    0.0000                               15.860
   12/20/91                          0.0700                    2.5100                               14.220
   03/27/92                          0.0500                    0.0000                               16.540
   06/26/92                          0.0500                    0.0000                               15.020
   09/25/92                          0.0500                    0.0000                               15.790
   12/29/92                          0.0420                    2.2020                               17.410
   03/26/93                          0.0500                    0.0000                               19.000
   06/25/93                          0.0500                    0.0000                               19.480
   09/24/93                          0.0800                    0.0000                               22.250
   11/29/93                          0.0960                    1.9890                               20.670
   03/25/94                          0.0800                    0.0000                               22.680
   06/24/94                          0.1000                    0.0000                               20.170
   09/23/94                          0.1000                    0.0000                               21.330
   12/20/94                          0.1612                    0.0024                               20.550
   03/24/95                          0.1000                    0.0000                               22.580
   06/27/95                          0.1000                    0.0000                               23.880
   09/26/95                          0.1000                    0.0000                               25.860
   12/22/95                          0.1252                    0.0784                               26.620
   03/25/96                          0.1000                    0.0000                               28.270
   06/14/96                          0.1000                    0.0000                               28.890


Class B Shares
   12/20/94                          0.1442                    0.0024                               20.530
   03/24/95                          0.0740                    0.0000                               22.530
   06/27/95                          0.0640                    0.0000                               23.810
   09/26/95                          0.0590                    0.0000                               25.780
   12/22/95                          0.8234                    0.0784                               26.530
   03/25/96                          0.0540                    0.0000                               28.160
   06/14/96                          0.0550                    0.0000                               28.780


Oppenheimer Main Street Income & Growth Fund
Page 2


  Distribution                      Amount From              Amount From
  Reinvestment                      Investment               Long or Short-Term                   Reinvestment
  (Ex)Date                          Income                   Capital Gains                        Price
Class C Shares
   03/25/94                         $0.0640                   $0.0000                              $22.610
   06/24/94                          0.0720                    0.0000                               20.100
   09/23/94                          0.0670                    0.0000                               21.250
   12/20/94                          0.1212                    0.0024                               20.480
   03/24/95                          0.0660                    0.0000                               22.490
   06/27/95                          0.0570                    0.0000                               23.780
   09/26/95                          0.0540                    0.0000                               25.750
   12/22/95                          0.0798                    0.0784                               26.500
   03/25/96                          0.0510                    0.0000                               28.140
   06/14/96                          0.0530                    0.0000                               28.760


1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

   The formula for calculating average annual total return is as follows:

           1                            ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 5.75%:

  One Year                               Five Year

  $1,054.39 1                 $2,676.88 .2
 (---------) - 1 =  5.44%   (---------)   - 1 = 21.77%
   $1,000                     $1,000

  Inception

  $4,760.22 .1166
 (---------) - 1 = 19.95%
   $1,000


Class B Shares

Example assuming a maximum contingent deferred sales charge of 5.00% for the first year and 4.00% for the inception year:

  One Year                                     Inception

  $1,060.08 1                      $1,286.20 .5217
 (---------) - 1 =  6.01%         (---------)   - 1 = 14.03%
   $1,000                            $1,000

Oppenheimer Main Street Income & Growth Fund
Page 3


1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

  One Year                                     Inception

  $1,100.50 1                       $1,382.53 .3636
 (---------) - 1 = 10.05%         (---------)   - 1 = 12.50%
   $1,000                             $1,000


Examples at NAV:

Class A Shares

  One Year                                     Five Year

  $1,118.73 1                      $2,840.17 .2
 (---------) - 1 = 11.87%         (---------)   - 1 = 23.22%
   $1,000                           $1,000

  Inception

  $5,050.70 .1166
 (---------) - 1 = 20.78%
   $1,000


Class B Shares

  One Year                                     Inception

  $1,110.07 1                    $1,326.19 .5217
 (---------) - 1 = 11.01%         (---------)   - 1 = 15.87%
   $1,000                            $1,000


Class C Shares

  One Year                                     Inception

  $1,110.51 1                      $1,382.53 .3636
 (---------) - 1 = 11.05%         (---------)   - 1 = 12.50%
   $1,000                            $1,000

Oppenheimer Main Street Income & Growth Fund
Page 4


2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

    The formula for calculating cumulative total return is as follows:

                   ERV - P
                   ------- = Cumulative Total Return
                      P

Class A Shares

Examples, assuming a maximum sales charge of 5.75%:

    One Year                                                  Five Year

    $1,054.39 - $1,000                             $2,676.88 - $1,000
    ------------------  =   5.44%                 ------------------  = 167.68%
           $1,000                                   $1,000

    Inception

    $4,760.22 - $1,000
    ------------------  = 376.02%
           $1,000


Class B Shares

Example assuming a maximum contingent deferred sales charge of 5.00% for the first year and 4.00% for the inception year:

     One Year                                                 Inception Year

    $1,060.08 - $1,000                            $1,286.20 - $1,000
    ------------------  =  6.01%                   ------------------  = 28.62%
            $1,000                                       $1,000


Class C Shares

Example assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

     One Year                                                 Inception Year

    $1,100.50 - $1,000                            $1,382.53 - $1,000
    ------------------  = 10.05%                 ------------------  = 38.25%
           $1,000                                    $1,000

Oppenheimer Main Street Income & Growth Fund
Page 5


2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Examples at NAV:

Class A Shares

    One Year                                                  Five Year

    $1,118.73 - $1,000                           $2,840.17 - $1,000
    ------------------  =  11.87%                ------------------  = 184.02%
           $1,000                                    $1,000

    Inception

    $5,050.70 - $1,000
    ------------------  = 405.07%
           $1,000


Class B Shares

One Year                                                      Inception Year

    $1,110.07 - $1,000                          $1,326.19 - $1,000
    ------------------  =  11.01%               ------------------  =  32.62%
           $1,000                                  $1,000


Class C Shares

    One Year                                                  Inception Year

    $1,110.51 - $1,000                            $1,382.53 - $1,000
    ------------------  =  11.05%               ------------------  =  38.25%
           $1,000                                     $1,000

               Oppenheimer Main Street California Tax-Exempt Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule

The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                      Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                Reinvestment
  (Ex)Date                          Income                    Capital Gains                     Price
Class A Shares
  06/14/90                          $0.0600                   $0.0000                            $11.570
  07/12/90                           0.0620                    0.0000                             11.580
  08/09/90                           0.0620                    0.0000                             11.570
  09/06/90                           0.0620                    0.0000                             11.380
  10/04/90                           0.0620                    0.0000                             11.350
  11/01/90                           0.0620                    0.0000                             11.460
  11/29/90                           0.0620                    0.0000                             11.580
  12/31/90                           0.0709                    0.0000                             11.580
  01/24/91                           0.0639                    0.0000                             11.610
  02/21/91                           0.0650                    0.0000                             11.680
  03/21/91                           0.0637                    0.0000                             11.580
  04/18/91                           0.0635                    0.0000                             11.680
  05/16/91                           0.0661                    0.0000                             11.670
  06/13/91                           0.0639                    0.0000                             11.560
  07/11/91                           0.0646                    0.0000                             11.650
  08/08/91                           0.0624                    0.0000                             11.750
  09/05/91                           0.0629                    0.0000                             11.770
  10/03/91                           0.0629                    0.0000                             11.840
  10/31/91                           0.0613                    0.0000                             11.830
  11/27/91                           0.0646                    0.0000                             11.820
  12/31/91                           0.0751                    0.0053                             12.000
  01/23/92                           0.0530                    0.0000                             12.010
  02/20/92                           0.0608                    0.0000                             11.880
  03/19/92                           0.0589                    0.0000                             11.840
  04/16/92                           0.0686                    0.0000                             11.940
  05/14/92                           0.0564                    0.0000                             11.940
  06/11/92                           0.0624                    0.0000                             11.960
  07/09/92                           0.0621                    0.0000                             12.180
  08/06/92                           0.0584                    0.0000                             12.310
  09/03/92                           0.0606                    0.0000                             12.190
  10/01/92                           0.0643                    0.0000                             12.160
  10/29/92                           0.0647                    0.0000                             11.920
  11/25/92                           0.0622                    0.0000                             12.090
  12/31/92                           0.0777                    0.0181                             12.140
  01/28/93                           0.0621                    0.0000                             12.200
  02/25/93                           0.0624                    0.0000                             12.560
  03/25/93                           0.0623                    0.0000                             12.480
  04/22/93                           0.0610                    0.0000                             12.530
  05/20/93                           0.0612                    0.0000                             12.500
  06/17/93                           0.0604                    0.0000                             12.560
  07/09/93                           0.0655                    0.0000                             12.670
  08/10/93                           0.0655                    0.0000                             12.700
  09/10/93                           0.0655                    0.0000                             12.960
  10/08/93                           0.0655                    0.0000                             12.950
  11/10/93                           0.0631                    0.0000                             12.720



                                    Amount From               Amount From
  Reinvestment                      Investment                Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                    Capital Gains                      Price
Class A Shares (continued)
  12/10/93                          $0.0611                   $0.0281                            $12.820
  01/10/94                           0.0611                    0.0000                             12.860
  02/10/94                           0.0611                    0.0000                             12.830
  03/10/94                           0.0611                    0.0000                             12.230
  04/08/94                           0.0611                    0.0000                             11.850
  05/10/94                           0.0611                    0.0000                             11.790
  06/10/94                           0.0611                    0.0000                             12.120
  07/08/94                           0.0611                    0.0000                             11.790
  08/10/94                           0.0611                    0.0000                             11.880
  09/09/94                           0.0611                    0.0000                             11.830
  10/10/94                           0.0611                    0.0000                             11.530
  11/10/94                           0.0611                    0.0000                             11.000
  12/09/94                           0.0611                    0.0000                             11.010
  01/10/95                           0.0611                    0.0000                             11.240
  02/10/95                           0.0611                    0.0000                             11.730
  03/10/95                           0.0611                    0.0000                             11.890
  04/10/95                           0.0611                    0.0000                             12.060
  05/10/95                           0.0611                    0.0000                             12.140
  06/09/95                           0.0611                    0.0000                             12.290
  07/10/95                           0.0611                    0.0000                             12.250
  08/10/95                           0.0611                    0.0000                             12.040
  09/08/95                           0.0611                    0.0000                             12.230
  10/10/95                           0.0611                    0.0000                             12.280
  11/10/95                           0.0611                    0.0000                             12.370
  12/08/95                           0.0611                    0.0111                             12.580
  01/10/96                           0.0611                    0.0000                             12.500
  02/09/96                           0.0611                    0.0000                             12.660
  03/08/96                           0.0611                    0.0000                             12.290
  04/10/96                           0.0611                    0.0000                             12.110
  05/10/96                           0.0611                    0.0000                             12.110
  06/10/96                           0.0611                    0.0000                             11.970

Class B Shares
  12/10/93                           0.0573                    0.0281                             12.810
  01/10/94                           0.0488                    0.0000                             12.850
  02/10/94                           0.0479                    0.0000                             12.810
  03/10/94                           0.0495                    0.0000                             12.220
  04/08/94                           0.0480                    0.0000                             11.830
  05/10/94                           0.0505                    0.0000                             11.770
  06/10/94                           0.0496                    0.0000                             12.100
  07/08/94                           0.0510                    0.0000                             11.770
  08/10/94                           0.0506                    0.0000                             11.860
  09/09/94                           0.0498                    0.0000                             11.810
  10/10/94                           0.0513                    0.0000                             11.520
  11/10/94                           0.0512                    0.0000                             10.990
  12/09/94                           0.0516                    0.0000                             11.000
  01/10/95                           0.0519                    0.0000                             11.230
  02/10/95                           0.0503                    0.0000                             11.720
  03/10/95                           0.0516                    0.0000                             11.880
  04/10/95                           0.0511                    0.0000                             12.050
  05/10/95                           0.0505                    0.0000                             12.130
  06/09/95                           0.0503                    0.0000                             12.270
  07/10/95                           0.0511                    0.0000                             12.230

Oppenheimer Main Street California Tax-Exempt Fund
Page 2

  Distribution                     Amount From               Amount From
  Reinvestment                     Investment                Long or Short-Term                   Reinvestment
  (Ex)Date                         Income                    Capital Gains                        Price
Class B Shares (continued)
  08/10/95                         $0.0505                     $0.0000                            $12.030
  09/08/95                          0.0506                      0.0000                             12.220
  10/10/95                          0.0509                      0.0000                             12.270
  11/10/95                          0.0498                      0.0000                             12.360
  12/08/95                          0.0514                      0.0111                             12.560
  01/10/96                          0.0504                      0.0000                             12.490
  02/09/96                          0.0493                      0.0000                             12.650
  03/08/96                          0.0512                      0.0000                             12.280
  04/10/96                          0.0510                      0.0000                             12.090
  05/10/96                          0.0503                      0.0000                             12.100
  06/10/96                          0.0514                      0.0000                             11.960

1. Average Annual Total Returns for the Periods Ended 06/30/96:

   The formula for calculating average annual total return is as follows:

             1                           ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                               Five Year

  $1,016.61 1                   $1,375.42 .2
 (---------)  - 1 = 1.66%      (---------)  - 1 = 6.58%
   $1,000                         $1,000

  Inception

  $1,513.48 .1635
 (---------)  - 1 = 7.01%
   $1,000

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

  One Year                               Inception

  $1,006.55 1                   $1,049.94 .3746
 (---------)  - 1 = 0.66%      (---------)  - 1 = 1.84%
   $1,000                        $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 3


1. Average Annual Total Returns for the Periods Ended 06/30/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                               Five Year

  $1,067.30 1                   $1,443.98 .2
 (---------)  - 1 = 6.73%      (---------)  - 1 = 7.62%
   $1,000                         $1,000

  Inception

  $1,588.92 .1635
 (---------)  - 1 = 7.86%
   $1,000


Examples at NAV:

Class B Shares

  One Year                               Inception

  $1,056.56 1                 $1,078.17 .3746
 (---------)  - 1 = 5.66%    (---------)   - 1 = 2.86%
   $1,000                      $1,000



2.  Cumulative Total Returns for the Periods Ended 06/30/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                                                  Five Year

    $1,016.61 - $1,000                             $1,375.42 - $1,000
    ------------------  =  1.66%                   ------------------  = 37.54%
             $1,000                                         $1,000

    Inception

    $1,513.48 - $1,000
    ------------------  = 51.35%
             $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 4


2.  Cumulative Total Returns for the Periods Ended 06/30/96 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

    One Year                                                  Inception

    $1,006.55 - $1,000                               $1,049.94 - $1,000
    ------------------  =  0.66%                   ------------------  =  4.99%
           $1,000                                         $1,000



Examples at NAV:

Class A Shares

    One Year                                                  Five Year

    $1,067.30 - $1,000                             $1,443.98 - $1,000
    ------------------  =  6.73%                 ------------------  = 44.40%
             $1,000                                     $1,000

    Inception

    $1,588.92 - $1,000
    ------------------  = 58.89%
             $1,000


Class B Shares

    One Year                                                  Inception

    $1,056.56 - $1,000                           $1,078.17 - $1,000
    ------------------  =  5.66%                ------------------  =  7.82%
             $1,000                                    $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 5


3.  Standardized Yield for the 30-Day Period Ended 06/30/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                     a - b                  6
                     Yield =  2 { (--------  +  1 )  -  1 }
                                    cd or ce

          The symbols above represent the following factors:

            a = Dividends and interest earned during the 30-day period.
            b = Expenses accrued for the period (net of any expense
                    reimbursements).
            c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
            d = The Fund's maximum offering price (including sales charge)
                    per share on the last day of the period.
            e = The Fund's net asset value (excluding  contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 4.75%:


                   $ 374,693.48 - $ 35,852.58                    6
             2{(-------------------------- +  1)  - 1}  = 5.10%
                   6,317,581  x  $12.76


Class B Shares

Example at NAV:


                   $ 25,706.47 - $ 7,158.13                       6
             2{(--------------------------  +  1)  - 1}  = 4.26%
                        433,953  x  $12.14

Oppenheimer Main Street California Tax-Exempt Fund
Page 6


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 06/30/96:

    The Fund's dividend yields are calculated using the following formula:

                  Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

          a = The accrual dividend earned during the period.
          b = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
          c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.



Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                       $.0618029/30 x 365
                                            ------------------  =  5.89%
                                                   $12.76

  Dividend Yield
  at Net Asset Value                        $.0618029/30 x 365
                                             ------------------  =  6.19%
                                                   $12.15

Class B Shares

  Dividend Yield
  at Net Asset Value                         $.0509945/30 x 365
                                            ------------------  =  5.03%
                                                   $12.14

Oppenheimer Main Street California Tax-Exempt Fund
Page 7


4. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 06/30/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

              a
            -----  +  b  =  Tax-Equivalent Yield
            1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


       Examples:


  Class A Shares

                                       .0510
                                    -----------  +  0  =  9.49%
                                    1  -  .4624


  Class B Shares

                                       .0426
                                    -----------  +  0  =  7.92%
                                    1  -  .4624



Combined Stated Tax Rate Formula

                  1 - {(1-d)(1-e)} = Combined Stated Tax Rate

         The symbols above represent the following factors:

         d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
         e = Stated California State tax rate (e.g., for an individual in the 39.6% federal and 11.00% state tax bracket filing singly).



          Example:   1 - {(1 - .3960)(1 - 0.1100)} = 46.24%

               Oppenheimer Main Street California Tax-Exempt Fund
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                      Amount From              Amount From
  Reinvestment                      Investment               Long or Short-Term                    Reinvestment
  (Ex)Date                          Income                   Capital Gains                         Price
Class A Shares
   06/14/90                         $0.0600000               $0.0000000                            $11.570
   07/12/90                          0.0620000                0.0000000                             11.580
   08/09/90                          0.0620000                0.0000000                             11.570
   09/06/90                          0.0620000                0.0000000                             11.380
   10/04/90                          0.0620000                0.0000000                             11.350
  11/01/90                           0.0620000                0.0000000                             11.460
   11/29/90                          0.0620000                0.0000000                             11.580
   12/31/90                          0.0709000                0.0000000                             11.580
   01/24/91                          0.0639000                0.0000000                             11.610
   02/21/91                          0.0650000                0.0000000                             11.680
   03/21/91                          0.0637000                0.0000000                             11.580
   04/18/91                          0.0635000                0.0000000                             11.680
   05/16/91                          0.0661000                0.0000000                             11.670
   06/13/91                          0.0639000                0.0000000                             11.560
   07/11/91                          0.0646000                0.0000000                             11.650
   08/08/91                          0.0624000                0.0000000                             11.750
   09/05/91                          0.0629000                0.0000000                             11.770
   10/03/91                          0.0629000                0.0000000                             11.840
   10/31/91                          0.0613000                0.0000000                             11.830
   11/27/91                          0.0646000                0.0000000                             11.820
   12/31/91                          0.0751000                0.0053000                             12.000
   01/23/92                          0.0530000                0.0000000                             12.010
   02/20/92                          0.0608000                0.0000000                             11.880
   03/19/92                          0.0589000                0.0000000                             11.840
   04/16/92                          0.0686000                0.0000000                             11.940
   05/14/92                          0.0564000                0.0000000                             11.940
   06/11/92                          0.0624000                0.0000000                             11.960
   07/09/92                          0.0621000                0.0000000                             12.180
   08/06/92                          0.0584000                0.0000000                             12.310
   09/03/92                          0.0606000                0.0000000                             12.190
   10/01/92                          0.0643000                0.0000000                             12.160
   10/29/92                          0.0647000                0.0000000                             11.920
   11/25/92                          0.0622000                0.0000000                             12.090
   12/31/92                          0.0777000                0.0181000                             12.140
   01/28/93                          0.0621000                0.0000000                             12.200
   02/25/93                          0.0624000                0.0000000                             12.560
   03/25/93                          0.0623000                0.0000000                             12.480
   04/22/93                          0.0610000                0.0000000                             12.530
   05/20/93                          0.0612000                0.0000000                             12.500
   06/17/93                          0.0604000                0.0000000                             12.560
   07/09/93                          0.0655000                0.0000000                             12.670
   08/10/93                          0.0655000                0.0000000                             12.700
   09/10/93                          0.0655000                0.0000000                             12.960
   10/08/93                          0.0655000                0.0000000                             12.950


Oppenheimer Main Street California Tax-Exempt Fund
Page 2

  Distribution                       Amount From              Amount From
  Reinvestment                       Investment               Long or Short-Term                   Reinvestment
  (Ex)Date                           Income                   Capital Gains                        Price
Class A Shares (continued)
   11/10/93                          0.0631000                0.0000000                             12.720
   12/10/93                          0.0611000                0.0281000                             12.820
   01/10/94                          0.0611000                0.0000000                             12.860
   02/10/94                          0.0611000                0.0000000                             12.830
   03/10/94                          0.0611000                0.0000000                             12.230
   04/08/94                          0.0611000                0.0000000                             11.850
   05/10/94                          0.0611000                0.0000000                             11.790
   06/10/94                          0.0611000                0.0000000                             12.120
   07/08/94                          0.0611000                0.0000000                             11.790
   08/10/94                          0.0611000                0.0000000                             11.880
   09/09/94                          0.0611000                0.0000000                             11.830
   10/10/94                          0.0611000                0.0000000                             11.530
   11/10/94                          0.0611000                0.0000000                             11.000
   12/09/94                          0.0611000                0.0000000                             11.010
   01/10/95                          0.0611000                0.0000000                             11.240
   02/10/95                          0.0611000                0.0000000                             11.730
   03/10/95                          0.0611000                0.0000000                             11.890
   04/10/95                          0.0611000                0.0000000                             12.060
   05/10/95                          0.0611000                0.0000000                             12.140
   06/09/95                          0.0611000                0.0000000                             12.290
   07/10/95                          0.0611000                0.0000000                             12.250
   08/10/95                          0.0611000                0.0000000                             12.040
   09/08/95                          0.0611000                0.0000000                             12.230
   10/10/95                          0.0611000                0.0000000                             12.280
   11/10/95                          0.0611000                0.0000000                             12.370
   12/08/95                          0.0611000                0.0111000                             12.580
   01/10/96                          0.0611000                0.0000000                             12.500
   02/09/96                          0.0611000                0.0000000                             12.660
   03/08/96                          0.0611000                0.0000000                             12.290
   04/10/96                          0.0611000                0.0000000                             12.110
   05/10/96                          0.0611000                0.0000000                             12.110
   06/10/96                          0.0611000                0.0000000                             11.970
   07/10/96                          0.0611000                0.0000000                             12.070
   08/09/96                          0.0611000                0.0000000                             12.430

Class B Shares
   12/10/93                          0.0573000                0.0281000                             12.810
   01/10/94                          0.0488486                0.0000000                             12.850
   02/10/94                          0.0479377                0.0000000                             12.810
   03/10/94                          0.0495422                0.0000000                             12.220
   04/08/94                          0.0479887                0.0000000                             11.830
   05/10/94                          0.0504556                0.0000000                             11.770
   06/10/94                          0.0496091                0.0000000                             12.100
   07/08/94                          0.0509988                0.0000000                             11.770
   08/10/94                          0.0506377                0.0000000                             11.860
   09/09/94                          0.0498498                0.0000000                             11.810
   10/10/94                          0.0512778                0.0000000                             11.520
   11/10/94                          0.0512019                0.0000000                             10.990
   12/09/94                          0.0516338                0.0000000                             11.000
   01/10/95                          0.0519430                0.0000000                             11.230
   02/10/95                          0.0503350                0.0000000                             11.720

Oppenheimer Main Street California Tax-Exempt Fund
Page 3


  Distribution                       Amount From              Amount From
  Reinvestment                       Investment               Long or Short-Term                   Reinvestment
  (Ex)Date                           Income                   Capital Gains                        Price
Class B Shares (Continued)
   03/10/95                          0.0515960                0.0000000                             11.880
   04/10/95                          0.0511343                0.0000000                             12.050
   05/10/95                          0.0505078                0.0000000                             12.130
   06/09/95                          0.0502839                0.0000000                             12.270
   07/10/95                          0.0511255                0.0000000                             12.230
   08/10/95                          0.0504613                0.0000000                             12.030
   09/08/95                          0.0505781                0.0000000                             12.220
   10/10/95                          0.0509490                0.0000000                             12.270
   11/10/95                          0.0498063                0.0000000                             12.360
   12/08/95                          0.0513745                0.0111000                             12.560
   01/10/96                          0.0503478                0.0000000                             12.490
   02/09/96                          0.0493203                0.0000000                             12.650
   03/08/96                          0.0511751                0.0000000                             12.280
   04/10/96                          0.0510163                0.0000000                             12.090
   05/10/96                          0.0503280                0.0000000                             12.100
   06/10/96                          0.0514233                0.0000000                             11.960
   07/10/96                          0.0496023                0.0000000                             12.050
   08/09/96                          0.0498519                0.0000000                             12.420

1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

   The formula for calculating average annual total return is as follows:

            1                          ERV n
   --------------- = n                 (---) - 1 = average annual total return
   number of years                       P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                                 Five Year

  $1,011.24 1                   $1,355.21 .2
 (---------)  - 1 =  1.12%     (---------)   - 1 =  6.27%
   $1,000                         $1,000

  Inception

  $1,530.37 .1591
 (---------)  - 1 =  7.00%
   $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 4


1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

  One Year                                  Inception

  $1,000.01 1                    $1,059.11 .3523
 (---------)  - 1 =  0.00%     (---------)   - 1 =  2.04%
   $1,000                         $1,000

Examples at NAV:

Class A Shares

  One Year                                  Five Year

  $1,061.65 1                   $1,422.84 .2
 (---------)  - 1 =  6.17%     (---------)   - 1 =  7.31%
   $1,000                         $1,000

  Inception

  $1,606.66 .1591
 (---------)  - 1 =  7.84%
   $1,000


Class B Shares

  One Year                                 Inception

  $1,049.93 1                  $1,087.33 .3523
 (---------)  - 1 =  4.99%     (---------)   - 1 =  2.99%
   $1,000                         $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 5


2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

    The formula for calculating cumulative total return is as follows:

              (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                                                 Five Year

    $1,011.24 - $1,000                            $1,355.21 - $1,000
    ------------------  =   1.12%                  ------------------  = 35.52%
            $1,000                                       $1,000

    Inception

    $1,530.37 - $1,000
    ------------------  =  53.04%
            $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the second year:

    One Year                                                 Inception

    $1,000.01 - $1,000                               $1,059.11 - $1,000
    ------------------  =   0.00%                  ------------------  =  5.91%
           $1,000                                          $1,000


Examples at NAV:

Class A Shares

    One Year                                                 Five Year

    $1,061.65 - $1,000                             $1,422.84 - $1,000
    ------------------  =   6.17%                 ------------------  = 42.28%
           $1,000                                        $1,000

    Inception

    $1,606.66 - $1,000
    ------------------  =  60.67%
           $1,000

Oppenheimer Main Street California Tax-Exempt Fund
Page 6


2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Examples at NAV:

Class B Shares

    One Year                                                 Inception

    $1,049.93 - $1,000                            $1,087.33 - $1,000
    ------------------  =  4.99%                 ------------------  =  8.73%
           $1,000                                      $1,000


3.  STANDARDIZED YIELD FOR THE 30-DAY PERIOD ENDED 08/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                           a - b          6
                           Yield =  2 { (---------  +  1 )  -  1 }
                                           cd or ce

    The symbols above represent the following factors:

      a = Dividends and interest earned during the 30-day period.
      b = Expenses accrued for the period (net of any expense
          reimbursements).
      c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
      d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
      e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.

Class A Shares

Example, assuming a maximum sales charge of 4.75%:


          $ 366,181.82 - $ 33,887.34                         6
       2{(--------------------------  +  1)  - 1}  = 4.99%
             6,325,220  x  $12.77


Class B Shares

Example at NAV:


          $  27,751.99 - $  7,537.07                         6
       2{(--------------------------  +  1)  - 1}  = 4.20%
               479,943  x  $12.14

Oppenheimer Main Street California Tax-Exempt Fund
Page 7


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 08/31/96:

    The Fund's dividend yields are calculated using the following formula:

               Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

    a = The accrual dividend earned during the period.
    b = The Fund's maximum offering price (including sales charge)
        per share on the last day of the period.
    c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                           $.0600842/30 x 365
                                               ------------------  =  5.72%
                                                     $12.77

  Dividend Yield
  at Net Asset Value                             $.0600842/30 x 365
                                                ------------------  =  6.01%
                                                      $12.16

Class B Shares

  Dividend Yield
  at Net Asset Value                              $.0498095/30 x 365
                                                 ------------------  =  4.99%
                                                         $12.14

Oppenheimer Main Street California Tax-Exempt Fund
Page 8


5. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 08/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:
        a
      -----  +  b  =  Tax-Equivalent Yield
      1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


Examples:


  Class A Shares

                                       .0499
                                    -----------  +  0  =  9.28%
                                    1  -  .4624


  Class B Shares

                                       .0420
                                    -----------  +  0  =  7.81%
                                    1  -  .4624



Combined Stated Tax Rate Formula:

               1 - {(1-d)(1-e)} = Combined Stated Tax Rate

   The symbols above represent the following factors:

   d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
   e = Stated California State tax rate (e.g., for an individual in the 39.6% federal and 11.00% state tax bracket filing singly).



    Example:   1 - {(1 - .3960)(1 - 0.1100)} = 46.24%